As filed with the Securities and Exchange Commission on June 30, 2026

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

FIDUS INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

(847) 859-3940

(Address and telephone number, including area code, of principal executive offices)

Edward H. Ross

Chief Executive Officer

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

COPIES TO:

Steven B. Boehm, Esq.

Payam Siadatpour, Esq.

Sara Sabour Nasseri, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Tel: (202) 383-0100

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2026

PRELIMINARY PROSPECTUS

Fidus Investment Corporation

Offer to Exchange

$120,000,000 aggregate principal amount of 6.625% Notes due 2029 for

$120,000,000 aggregate principal amount of 6.625% Notes due 2029

Registered under the Securities Act of 1933, as amended

Fidus Investment Corporation (the “Company,” “we,” “us,” or “our”), an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), is offering to exchange all of its outstanding 6.625% Notes due 2029 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”), on May 29, 2026, for an equal aggregate principal amount of its new 6.625% Notes due 2029 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at [●] [a.m./p.m.], New York City time, on [●], 2026, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 11 of this prospectus.

This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing, and it should be retained for future reference. Additional details about the Company, including our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q, and Current Reports on Form 8-K that have been incorporated by reference herein, have been filed with the SEC and are available on the SEC’s website (www.sec.gov) without charge.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is    , 2026

i

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Attention: Investor Relations

Fidus Investment Corporation

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

(847) 859-3940

investorrelations@fdus.com

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is [●] [a.m./p.m.], New York City time, on [●], 2026.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Any broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere or incorporated by reference in this prospectus. It is not complete and may not contain all of the information that may be important to you. You should read our entire prospectus and the documents incorporated by reference carefully, including the section entitled “Risk Factors.”

Fidus Investment Corporation (“FIC”), a Maryland Corporation, operates as an externally managed business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). FIC completed its initial public offering in June 2011. In addition, FIC has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of the date hereof, our shares were listed on the Nasdaq Global Select Market under the symbol “FDUS.”

FIC may make investments directly or through its two wholly owned investment company subsidiaries, Fidus Mezzanine Capital III, L.P. (“Fund III”) and Fidus Mezzanine Capital IV, L.P. (“Fund IV” and together with Fund III, the “SBIC Funds”). Fidus Investment GP, LLC, the general partner of the SBIC Funds, is also a wholly owned subsidiary of FIC. Each SBIC Fund is licensed by the U.S. Small Business Administration (the “SBA”) to operate as a small business investment company (“SBIC”). The SBIC Funds utilize the proceeds of the issuance of SBA-guaranteed debentures (“SBA debentures”) to enhance returns to our stockholders. We believe that utilizing both FIC and the SBIC Funds as investment vehicles provides us with access to a broader array of investment opportunities. Given our access to lower cost capital through the SBA’s SBIC debenture program, we expect that we will continue to make investments through the SBIC Funds during the investment period until the SBIC Funds reach their borrowing limits under the SBA program. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $475.0 million, subject to the SBA’s approval.

Unless otherwise noted in this prospectus, the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

As used in this prospectus, the term “our investment advisor” refers to Fidus Investment Advisors, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company and have done so for an extended period of time. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $5.0 million and $30.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $35.0 million per portfolio company.

As of March 31, 2026, we had active debt and equity investments in 97 portfolio companies and residual investments in seven portfolio companies that have sold their underlying operations with an aggregate fair value of $1.4 billion.

Our Advisor and Administrator

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of FIC (the “Independent Directors”). Our investment advisor is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Pursuant to the terms of the investment advisory and management agreement between us and our investment advisor (the “Investment Advisory Agreement”), our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate.

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$120,000,000 aggregate principal amount of 6.625% Notes due 2029 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) are substantially identical to those of our outstanding 6.625% Notes due 2029 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act on May 29, 2026, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$120,000,000 aggregate principal amount of 6.625% Notes due 2029, which were issued in a private placement on May 29, 2026.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to [●] [a.m./p.m.], New York City time, on [●], 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the Restricted Notes, we entered into a Registration Rights Agreement with the purchasers listed in Schedule I thereto.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the Securities Act; and

•	consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has been declared effective but in no event later than 365 days after the issue date.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreement.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the Registration Rights Agreement (a “Registration Default”), the interest rate borne by the Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Additional Interest due pursuant to any Registration Default will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by such Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, we are not able to effect the exchange offer on or before 365 days from the issue date of the applicable Registration Rights Agreement, upon any note holder’s request, we will be obligated to cause to be filed a shelf registration statement covering the resale of the Notes and use our commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the Securities Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Any broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at [●] [a.m./p.m.], New York City time, on [●], 2026, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it will not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to [●] [a.m./p.m.], New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to [●] [a.m./p.m.], New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Fidus Investment Corporation

Notes Offered	$120,000,000 aggregate principal amount of 6.625% Exchange Notes due 2029.

Maturity Date	The Exchange Notes will mature on June 1, 2029.

Ranking	The Exchange Notes will be our direct, general unsecured obligations and rank:

•

pari passu with our existing and future unsecured, unsubordinated indebtedness, including, as of June 29, 2026, $200.0 million in aggregate principal amount outstanding of our 6.750% notes due 2030 (the “2030 Notes”);

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Exchange Notes;

•

effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, as of June 29, 2026, $11.1 million in our secured borrowings; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, as of June 29, 2026, $112.7 million in outstanding borrowings under our special purpose vehicle credit facility with ING Capital LLC (the “SPV Credit Facility”) and $296.0 million in outstanding SBA debentures.

Interest Payment Dates	Each June 1 and December 1 of each year, commencing December 1, 2026. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem some or all of the Exchange Notes at our option, in whole or in part, at any time and from time to time, at a redemption price plus a prepayment settlement amount, provided that such prepayment must equal at least 10% of the aggregate principal amount of the Exchange Notes then outstanding in the case of a partial prepayment.

Prior to March 1, 2029 (the “Par Call Date”), the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal the excess, if any, of the discounted value of the remaining scheduled payments with respect to the called principal of the Exchange Notes over the amount of such called principal, provided that the make-whole amount may in no event be less than zero.

On or after the Par Call Date, the redemption price will equal 100% of the principal amount of the Exchange Notes being prepaid plus the prepayment settlement amount, which will equal accrued and unpaid interest thereon to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, we will be required to offer to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry, Settlement and Clearance.”

Trustee	The trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association).

Governing Law	The Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” herein and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Special Note Regarding Forward-Looking Statements” and under “Risk Factors” set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. The risks and uncertainties described in this prospectus and the documents incorporated by reference into this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred (including the SPV Credit Facility) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. Secured indebtedness is effectively senior to the Exchange Notes to the extent of the value of the assets securing such indebtedness.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of Fidus Investment Corporation and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated, or junior, to all existing and future indebtedness and other liabilities (including trade payables) incurred by any of our existing and future subsidiaries, including the SPV Credit Facility and the SBIC Funds. As of June 29, 2026, we had $112.7 million in outstanding borrowings under the SPV Credit Facility, which is secured by all of FIC Funding, LLC’s (the “SPV”) assets, and we had $296.0 million in SBA debentures outstanding. In the future, the SPV, the SBIC Funds and any of our future subsidiaries may incur substantial additional indebtedness, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the

Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of Exchange Notes of any changes in our credit ratings.

There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if, in their judgment, future circumstances relating to the basis of the credit ratings, such as adverse changes we experience, so warrant. The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market value of the Exchange Notes.

The Indenture contains limited protection for holders of the Exchange Notes.

The Indenture offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Exchange Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, which generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes) and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for holders of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Exchange Notes. In addition, other debt we issue or incur in the future could contain of our current debt instruments include more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes. See “Risk Factors—Risks Relating to Our Business and Structure—Because we borrow money and may in the future issue additional senior securities, including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference herein.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Exchange Notes being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness, including a default under the SPV Credit Facility and the 2030 Notes, or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the lenders or holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, as applicable, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the SPV Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the SPV Credit Facility, or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Exchange Notes, the 2030 Notes, our other debt, and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may, in the future, need to refinance or restructure our debt, including any Exchange Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the SPV Credit Facility, the holders of the 2030 Notes or other debt that we may incur in the future, to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Exchange Notes and our other debt. If we breach our covenants under the SPV Credit Facility, the 2030 Notes, or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including the lenders under the SPV Credit Facility, could proceed against the collateral securing the debt. Because each of the SPV Credit Facility, the indenture governing the 2030 Notes, and any future credit facilities will likely have customary cross-default provisions, if the indebtedness under the Exchange Notes, the 2030 Notes, the SPV Credit Facility, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Exchange Notes.”

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. We may not be able to borrow under the SPV Credit Facility to finance such a repurchase of the Notes, and future credit facilities may not allow advances to be used to repurchase the Notes. Upon the occurrence of a Change of Control Repurchase Event, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes at 100% of their principal amount, plus accrued and unpaid interest to, but, excluding, the repurchase date. The terms of the SPV Credit Facility also provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the SPV Credit Facility at that time and to terminate the SPV Credit Facility. Our and our subsidiaries’ future financing facilities may contain similar restrictions and provisions. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, including under the indenture governing the 2030 Notes, and the agreement governing the SPV Credit Facility, which may result in the acceleration of such indebtedness requiring us to repay such indebtedness immediately. If the holders of the Exchange Notes, or the 2030 Notes exercise their respective right to require us to repurchase any Exchange Notes or any 2030 Notes, respectively, upon a Change of Control Repurchase Event (as defined in the relevant indenture), the financial effect of any repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop, or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities and there currently is no trading market for the Exchange Notes. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors.

To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under the U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains forward-looking statements including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Any such forward-looking statements may involve substantial risks and uncertainties that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:

•	our future operating results;

•	changes in the financial and lending markets;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	an economic downturn and its impacts on the ability of our portfolio companies to operate and the investment opportunities available to us;

•

the impact of geopolitical conditions, including the ongoing conflict between Ukraine and Russia, ongoing conflicts in the Middle East, the ongoing turmoil in Europe, and U.S. and China relations, and their impact on financial market volatility, global economic markets, and various sectors, industries and markets for commodities globally;

•	the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policies and its impact on our portfolio companies and our financial condition;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax treatment;

•	our ability to operate as a BDC and a RIC and each of the SBIC Funds to operate as an SBIC;

•	the timing, form and amount of any dividend distributions;

•	the impact of interest rate volatility and the elevated level of inflation on our business and portfolio companies;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•

an economic downturn and significant disruptions to our portfolio companies, including supply chain disruptions, labor shortages, and uncertainty associated with the imposition of tariffs, could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•

the elevated level of inflation could adversely affect our business, results of operations and financial condition of our portfolio companies, which may, in turn, impact the valuation of such portfolio companies; and

•

the risks, uncertainties and other factors we identify in the section titled “Risk Factors” in this prospectus and in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of any subsequent Quarterly Report on Form 10-Q, and those discussed in other documents we file with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new debt investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and elsewhere in this prospectus, including the documents we incorporate by reference. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $120,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the Securities Act on May 29, 2026. The Restricted Notes were originally issued pursuant to the Note Purchase Agreement, dated May 29, 2026, by and between us and the initial purchasers of the Restricted Notes (the “Note Purchase Agreement”), and the Exchange Notes will be issued pursuant to a base indenture dated as of February 2, 2018, and a seventh supplemental indenture to be entered into by and between us and U.S. Bank Trust Company, National Association, as trustee. We refer to the base indenture and the seventh supplemental indenture collectively as the “Indenture” and to U.S. Bank Trust Company, National Association as the “trustee” or “U.S. Bank.”

In connection with the issuance of the Restricted Notes, we entered into a Registration Rights Agreement, which requires that we file this registration statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

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file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the Securities Act; and

•	consummate the exchange offer on the earliest practicable date after the exchange offer registration statement has been declared effective but in no event later than 365 days after the issue date.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement. Additional Interest due pursuant to any Registration Default will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, we are not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, we will be obligated to file a shelf registration statement covering the resale of the Notes and use our commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without compliance without additional registration under the Securities Act.

After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the Registration Rights Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can request, within 365 days of the issue date of the Registration Rights Agreement, that we file a “shelf” registration statement pursuant to Rule 415 under the Securities Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

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you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to [•] [a.m./p.m.], New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. The Exchange Notes will be entitled to the benefits of the Note Purchase Agreement that authorized the issuance of the Restricted Notes, as set forth in the Indenture.

As of the date of this prospectus, $120,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be [●] [a.m./p.m.], New York City time, on [●], 2026, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to [●] [a.m./p.m.], New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer- generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to [●] [a.m./p.m.], New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender. In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to [●] [a.m./p.m.], New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to [●] [a.m./p.m.], New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to [●] [a.m./p.m.], New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to [●] [a.m./p.m.], New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to [●] [a.m./p.m.], New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank, as Exchange Agent

By Registered or Certified Mail, By Hand or Overnight Delivery on or before

[●] [a.m./p.m.] New York City Time, on the Expiration Date:

Attn: Specialized Finance Dept.

U.S. Bank National Association

111 Fillmore Avenue E.

St. Paul, MN 55107

Email: cts.specfinance@usbank.com

For Information or Confirmation by Telephone Call:

(800) 934-6802

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA EMAIL OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $100,000 which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, us pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”). The unamortized debt issuance costs are reflected in the carrying value of the Company’s unsecured notes as presented in the Consolidated Statements of Assets and Liabilities. Debt issuance costs are amortized through the life of the Notes and recorded as interest expense.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes under the Note Purchase Agreement, and will issue the Exchange Notes under the Indenture. The terms of the Exchange Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.

General

The Restricted Notes are, and the Exchange Notes will be our direct, general unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Restricted Notes are, and the Exchange Notes will be issued in an aggregate principal amount of $120,000,000. The Notes will mature on June 1, 2029, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear interest at the rate of 6.625% per annum from May 29, 2026, or from the most recent date on which interest has been paid or duly provided for to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2026 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at 5:00 p.m. New York City time (the “close of business”) on the immediately preceding May 31 and November 30 (whether or not a business day), respectively. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

We issued the Restricted Notes initially in aggregate principal amount of $120,000,000 under the Note Purchase Agreement. Neither the Note Purchase Agreement nor the Indenture limit the amount of debt that may be issued by us or our subsidiaries but do contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. Neither the Note Purchase Agreement nor the Indenture contain any financial covenants and do not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, neither the Note Purchase Agreement nor the Indenture contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, offering price and, if applicable, the initial interest payment date) and with the same CUSIP number as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below). Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the Indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture. The registered holder of a Note will be treated as its owner for all purposes.

Ranking

The Notes will be our direct, general unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness, including, as of June 29, 2026, $200.0 million in aggregate principal amount outstanding of our 2030 Notes;

•	senior to any series of preferred stock that we may issue in the future;

•	senior to any of our future indebtedness that expressly provides that it is subordinated to the Exchange Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, as of June 29, 2026, $11.1 million in our secured borrowings; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, as of June 29, 2026, $112.7 million in outstanding borrowings under the SPV Credit Facility and $296.0 million in outstanding SBA debentures.

As of June 29, 2026, we had approximately $739.8 million in aggregate principal amount of debt outstanding, $419.8 million of which was indebtedness secured primarily by our assets or the assets of our subsidiaries. Our capitalization will not change as a result of issuing the Exchange Notes. See “Use of Proceeds.”

In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time.

Prior to the Par Call Date, we may, at our option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Prepayment Settlement Amount (as defined below) determined for the prepayment date with respect to such principal amount. With respect to any Note, an amount equal to the “Prepayment Settlement Amount” as follows:

Prior to the Par Call Date, the prepayment settlement amount shall equal the Make-Whole Amount.

On or after the Par Call Date, the prepayment settlement amount shall equal accrued and unpaid interest thereon to, but excluding, the redemption date.

The “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the- run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable, as the context requires.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but excluding, the date of purchase.

The definition of “Change of Control” means the Company ceases to be managed by the investment advisor or an affiliate of the investment advisor.

Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event with respect to the Notes and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event with respect to the Notes occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On a Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026. Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments in effect at the time. If we are required to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Exchange Notes—We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.”

Merger, Consolidation or Asset Sale

Under the terms of the Indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	immediately after giving effect to the transaction, no default or Event of Default shall have occurred and be continuing; and

•	we must deliver certain certificates and documents to the trustee.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Covenants

In addition to the covenants described in the Base Indenture, as well as standard covenants relating to payment of principal and interest, maintaining books and records and an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:

•

We will, and will cause our subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which we are subject (including the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder (“ERISA”), any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous materials, the USA PATRIOT Act and any applicable anti-money laundering, anti-corruption or sanctions laws) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of our respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

•

We will, and will cause our subsidiaries to, maintain, customary insurance with respect to our respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto).

•

We will, and will cause our subsidiaries to, file all federal, state and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of our respective properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all material claims for which sums have become due and payable that have or might become a lien on such properties or assets, provided that such payment is not necessary if (i) the amount, applicability or validity thereof is contested on a timely basis in good faith and in appropriate proceedings, we establish adequate reserves therefor or (ii) such nonpayment would not have a Material Adverse Effect.

•

We will at all times preserve and keep our corporate existence and the corporate existence of our subsidiaries in full force and effect, unless, with respect to our subsidiaries, we determine the termination of or failure to preserve such corporate existence would not have a Material Adverse Effect.

•

We will, at our sole expense, use commercially reasonable efforts to maintain a credit rating on the Notes from at least one (1) “nationally recognized statistically rating organization” as designated by the SEC.

•

In advance of any closing with respect to a Global Note, we shall have cleared the eligibility of such Global Note for settlement through the facilities of DTC prior to such closing, including, as required, by preparing, executing and delivering to DTC a Blanket Letter of Representations in the form provided by DTC.

•	Our payment obligations under the Indenture and the Notes shall at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness.

•

We will not, and will not permit our subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate (other than the Company or another subsidiary), except (i) in the ordinary course and pursuant to the reasonable requirements of our or such subsidiary’s business and upon fair and reasonable terms no less favorable to us or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a non-affiliate, or (ii) affiliate transactions permitted by the SPV Credit Facility or any comparable credit facility that we may establish.

•

We will not, and will not permit our subsidiaries to, (a) become, own or control a person that is (i) listed on the Office of Foreign Asset Control’s list of “Specially Designated Nationals” or (ii) owned or controlled by a person in a sanctioned country (together, a “Blocked Person”), (b) have any investment in or engage in any transaction (including any transaction involving the proceeds of the Notes) with any person if such investment or transaction (i) would cause any holder to be in violation of, or subject to sanctions under U.S. economic sanctions laws, or (ii) is prohibited by or subject to sanctions under any U.S. economic sanctions laws.

•

We will not and will not permit any of our subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any lien on or with respect to any property or asset of ours or such subsidiary, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except liens: (i) in respect of our outstanding borrowings, (ii) on certain special equity interests and permitted liens, (iii) on equity interests in the SBIC Funds created in favor of the SBA and any similar lenders to other designated subsidiaries, (iv) securing hedging agreements, (v) securing repurchase obligations in the ordinary course of business with respect to U.S. government securities, (vi) on assets securing other obligations if such obligation does not exceed $10,000,000 in aggregate principal amount, (vii) created pursuant to the collateral and security documents relating to the SPV Credit Facility and any comparable credit facility that we may form in the future, (viii) securing indebtedness permitted by analogous covenants set forth in any future credit facility, (ix) on our direct ownership in any finance lease obligations, designated subsidiary, and any similar assets or entities to secure obligations owed to a creditor, (x) existing on any property or asset prior to our acquisition thereof, provided that the lien is not created in contemplation of our acquisition and does not apply to any other property or assets, (xi) on margin stock, (xii) imposed as a result of a taking under the exercise of eminent domain by a governmental body, and (xiii) on assets securing indebtedness so long as we are in compliance with the asset coverage ratio set forth in the Indenture after giving pro forma effect to such lien.

As used herein, the term “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of us and our subsidiaries taken as a whole, or (b) our ability to perform our obligations under the Indenture and the Notes.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the Indenture; and

•

reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture.

However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance —Full Defeasance” below.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of or Make-Whole Amount, if any, on any Note when due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

•	We do not pay interest on any Note to which we have knowledge on such Note for more than five (5) business days after the same becomes due and payable;

•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%;

•

We default in the performance of or compliance with any term contained in the Indenture, other than the event of default provisions set forth in the first two bullet points and the requirement to delivery quarterly financial statements;

•

Any representation or warranty made in writing by or on our behalf or by any of our officers or any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement proves to have been false or incorrect in any material respect on the date as of which made;

•	We file for bankruptcy or certain other events of bankruptcy, insolvency, or reorganization involving us or our subsidiaries occur and remain uncured; and

•	Certain matters relating to our compliance with ERISA occur.

If an event of default occurs and is continuing, then the holders of at least 50% in aggregate principal amount of the outstanding Notes may declare the entire principal amount of all outstanding Notes to be due and immediately payable, by a notice in writing to us, and upon any such declaration such principal shall become immediately due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes, by written notice to us, may rescind and annul such declaration and its consequences if (i) we have paid a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in the Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in the Notes, (ii) we have not paid any amounts that have become due solely by reason of such declaration, and (iii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

Notwithstanding any other provision in the Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and the Make-Whole Amount, if any, on) and all accrued and unpaid interest thereon (including interest accrued thereon at the rate of interest per annum that is 2.00% above the rate of interest then in effect on the applicable Notes) on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption within one year,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee, as trust, funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes not previously delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the Indenture with respect to the Notes; and

•

we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture and the Notes have been complied with.

Defeasance

The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the Indenture relating to the Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

The Notes are subject to full defeasance. Full defeasance means that we can legally release ourselves from all payment and other obligations on the Notes, subject to the satisfaction of certain conditions, including, but not limited to that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) there is a change in U.S. federal income tax law, in either case to the effect that the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred (called “full defeasance”), and that we put in place the following other arrangements for you to be repaid:

•

Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of our other material agreements or instruments; and

•

No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

U.S. Bank is the trustee, security registrar and paying agent. U.S. Bank, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control Event has occurred and whether any Change of Control offer with respect to the Notes is required.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Resignation and Removal of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of Indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Exchange Notes will be initially issued in the form of one or more registered Exchanged Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•

upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the initial purchasers; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee, nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the paying agent to DTC’s nominee as the registered holder of the Global Note. Neither we nor the paying agent will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $100,000 in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help a prospective investor understand the Company’s financial performance for the periods presented. Information about our financial highlights for the fiscal years ended December 31, 2025 to 2016 is located in the notes to our consolidated financial statements under the caption “Note 10. Financial Highlights” in Part II, Item 8 of our most recent Annual Report on Form 10-K, which has been audited by our independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, and is incorporated herein by reference.

Unaudited information about our financial highlights for the fiscal quarter ended March 31, 2026 is located in the notes to our consolidated financial statements under the caption “Note 10. Financial Highlights” in Part I, Item 1 of our most recent Quarterly Report on Form 10-Q, and is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December  31, 2025 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 is incorporated by reference herein.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information contained under the captions “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our Annual Report on Form 10-K for the fiscal year ended December  31, 2025 and “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 is incorporated by reference herein.

BUSINESS

The information contained under the captions “General” in Part I, Item 1, “Legal Proceedings” in Part I, Item 3, and “Price Range of Common Stock” in Part II, Item 5 of our Annual Report on Form 10-K for the fiscal year ended December  31, 2025, “Overview” in Part I, Item 2 and “Legal Proceedings” in Part II, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 is incorporated by reference herein.

The following table lists the high and low closing sales price as a percentage of NAV on our common stock for the fiscal quarter ended March 31, 2026:

Period	NAV(1)		High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV(2)		Premium / (Discount) of Low Sales Price to NAV(2)
Year Ending December 2026
Second Quarter (through June 29, 2026)	$	*	$19.79	$17.30	*	%	*	%
First Quarter		$19.55	$20.22	$16.92	3.4%		(13.5)%

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect NAV per share on the date of the high and low sales prices. NAV is shown based on outstanding shares at the end of the period.

(2)	Calculated as the difference between the high or low closing sales price and the quarter end NAV divided by the quarter end NAV.

* NAV for the fiscal quarter ended June 30, 2026 has not yet been determined.

FINANCIAL STATEMENTS

The information contained in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December  31, 2025 and “Financial Statements” in Part I, Item 1 of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities as of the fiscal years ended December 31, 2025 to 2016 is located in the notes to our consolidated financial statements under the caption “Note 6. Debt” in Part II, Item 8 of our most recent Annual Report on Form 10-K, which has been audited by our independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, and is incorporated by reference herein.

The following is a summary of our senior securities as of March 31, 2026 (unaudited, dollars in thousands):

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)(5)		Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
March 31, 2026 (unaudited)
SBA Debentures	$260,500	$	**	—	N/A
SPV Credit Facility	$85,150		$2,759	—	N/A
2026 Notes(6)	$125,000		$2,759	—	N/A
2030 Notes	$200,000		$2,759	—	N/A
Secured Borrowings	$11,594		$2,759	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)

Not applicable to the SBA debentures, the SPV Credit Facility, the 2026 Notes (as defined below), the 2030 Notes, or our secured borrowings because these senior securities are not registered for public trading.

(5)

We have excluded our SBA debentures from the asset coverage calculation pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude the senior securities issued by the SBIC Subsidiaries from the definition of senior securities in the asset coverage requirement applicable to us under the 1940 Act.

(6)

On May 29, 2026, we caused notices to be issued to the holders of our 3.50% Notes due 2026 (the “2026 Notes”) regarding our intent to exercise our option to redeem, in full, $125.0 million in aggregate principal amount of the issued and outstanding 2026 Notes. On June 29, 2026, we redeemed $125.0 million in aggregate principal amount of the 2026 Notes in full, resulting in a realized loss on extinguishment of debt $0.2 million.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of March 31, 2026. As of March 31, 2026, we did not make any investments in a portfolio company that represented greater than 5.0% of our total assets as of March 31, 2026. Our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors.

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Control Investments (t)
US GreenFiber, LLC (n)		Building Products Manufacturing
5500 77 Center Drive, Suite 100	Common Equity (2,522 units) (h)		0.0%			7/3/2014			$586	$—
Charlotte, NC 28217	Common Equity (425,508 units)		47.9%			8/30/2019			1	—
	Common Equity (1,022,813 units) (h)		65.3%			7/1/2020			1,023	—

									1,610	—	0%

Total Control Investments									$1,610	$—	0%

Affiliate Investments (l)
Applegate Greenfiber Intermediate Inc. (fka US GreenFiber, LLC)		Building Products Manufacturing
5500 77 Center Drive, Suite 100	Subordinated Debt				11.00%/0.00%	12/31/2021	12/31/2027	$9,602	$9,602	$8,510
Charlotte, NC 28217	Common Equity (5,690 units) (h)		9.5%			12/31/2021			5,689	7,563
	Common Equity (7,113 units) (h)		0.0%			12/31/2021			7,113	9,897
	Common Equity (2,012 units) (h)		3.4%			12/31/2021			—	—

									22,404	25,970	3%
CP Communications, LLC		Business Services
9965 18th Street	First Lien Debt (am)			(S + 8.50%) / (4.00%)	12.50%/0.00%	12/4/2024	12/4/2029	5,782	5,747	5,783
St. Petersburg, FL 33716	Preferred Equity (62 units)		5.9%			12/4/2024			500	656

									6,247	6,439	1%
Medsurant Holdings, LLC (n)		Healthcare Services
100 Front Street, Suite 280	Preferred Equity (84,997 units) (h)		2.2%			4/12/2011			—	35
Conshohocken, PA 19428	Warrant (252,588 units) (h)(m)		6.4%			4/12/2011			—	121

									—	156	0%
Pfanstiehl, Inc.		Healthcare Products
1219 Glen Rock Avenue Waukegan, IL 60085	Common Equity (2,550 units)		7.3%			3/29/2013			255	41,234	5%

PIPCO, LLC		Utilities: Services
1409 West Altorfer Drive	First Lien Debt			(S + 6.25%) / (2.00%)	9.91%/0.00%	12/11/2025	12/11/2030	8,978	8,929	8,929
Peoria, IL 61615	Revolving Loan ($3,000 unfunded commitment) (i)			(S + 6.25%) / (2.00%)	9.91%/0.00%	12/11/2025	12/11/2030	—	(14)	—
	Common Equity (750 units)		5.5%			12/11/2025			750	750

									9,665	9,679	1%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Spectra A&D Acquisition, Inc. (fka FDS Avionics Corp.)		Aerospace & Defense Manufacturing
6435 Shiloh Road, Suite D	First Lien Debt (ag)			(S + 6.00%) / (1.00%)	9.96%/0.00%	2/12/2021	8/11/2027	28,435	28,383	28,435
Alpharetta, GA 30005	Common Equity (12,035 units)		1.2%			8/25/2021			1,204	—
	Common Equity (38,493 units)		3.5%			12/16/2022			2,609	—
	Common Equity (6,783 units)		0.7%			7/10/2023			686	1,016
	Common Equity (4,663 units)		0.5%			9/16/2022			472	38
	Common Equity (21,689 units)		1.8%			5/22/2024			2,195	3,211

									35,549	32,700	4%
Steward Holding LLC (dba Steward Advanced Materials)		Aerospace & Defense Manufacturing
1245 E 38th St. Chattanooga, TN 37407	Common Equity (1,000,000 units)		5.8%			11/12/2015			1,000	4,711	1%

Suited Connector LLC		Information Technology Services
8123 Interport Blvd.	Preferred Equity (12,000,000 units) (h)		0.0%			3/31/2026			2,016	2,016
Englewood, CO 80112	Common Equity (15,000,000 units) (h)		9.0%			3/31/2026			—	—

									2,016	2,016	0%

Total Affiliate Investments									$77,136	$122,905	17%

Non-control/Non-affiliate Investments
2KDirect, Inc. (dba iPromote)		Information Technology Services
3000 Broad St; Suite 115	First Lien Debt (at)			(S + 8.00%) / (0.50%)	11.81%/0.00%	6/25/2021	9/30/2027	$6,573	$6,566	$6,573
San Luis Obispo, CA 93401	First Lien Debt (aa)			(S + 8.00%) / (0.50%)	8.06%/0.00%	7/30/2021	9/30/2027	1,771	1,771	1,771
	Common Equity (1,000,000 units)		2.5%			6/25/2021			1,000	—

									9,337	8,344	1%
301 Edison Holdings Inc. (dba LGG Industrial)		Specialty Distribution
650 Washington Road, Suite 500	First Lien Debt (j)				11.75%/1.50%	11/14/2023	11/13/2028	11,819	11,733	11,495
Pittsburgh, PA 15228	Preferred Equity (518,135 units)		0.6%			11/14/2023			1,000	1,000

									12,733	12,495	2%
Acendre Midco, Inc.		Information Technology Services
45 N Broad St., Office 316	First Lien Debt				12.50%/1.25%	10/6/2021	5/8/2026	5,762	5,762	5,762
Ridgewood, NJ 07450	First Lien Debt				12.50%/1.25%	10/6/2021	5/8/2026	13,096	13,096	13,096
	Revolving Loan (i)				12.50%/1.25%	10/6/2021	5/8/2026	1,013	1,013	1,012
	Common Equity (500,000 shares)		0.7%			10/6/2021			371	—
	Warrant (275,000 shares) (m)		0.4%			10/6/2021			253	—
	Preferred Equity (77,016 shares)		0.1%			9/26/2022			88	17
	Preferred Equity (568,182 shares)		0.8%			6/10/2025			375	1,000

									20,958	20,887	3%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Ad Info Parent, Inc. (dba MediaRadar)		Information Technology Services
252 West 37th Street	First Lien Debt (j)			(S + 4.75%) / (1.00%)	8.45%/0.00%	11/1/2023	9/16/2029	15,877	15,812	15,877
New York, NY 10018	Revolving Loan ($1,442 unfunded commitment) (i)			(S + 4.75%) / (1.00%)	8.42%/0.00%	11/1/2023	9/16/2029	—	(5)	—
	Preferred Equity (1,250,000 units)		0.4%			11/1/2023			1,250	1,292

									17,057	17,169	2%
Air Burners, Inc.		Utility Equipment Manufacturing
4390 SW Cargo Way	First Lien Debt (j)(ah)			(S + 5.00%) / (2.00%)	8.66%/0.00%	12/8/2025	11/24/2030	6,400	6,329	6,329
Palm City, FL 34990	Common Equity (817 units) ($200 unfunded commitment)		1.6%			11/24/2025			800	800

									7,129	7,129	1%
Allredi, LLC (fka Marco Group International OpCo, LLC)		Industrial Cleaning & Coatings
3009 Pasadena Freeway Frontage Rd, #100	Second Lien Debt				0.00%/15.00%	3/2/2020	9/30/2027	19,320	18,117	17,771
Pasadena, TX 77503	Common Equity (570,636 units) (h)		0.3%			7/21/2017			637	—
	Common Equity (39,443 units) (h)		0.3%			11/24/2021			22	—
	Common Equity (524,624 units) (h)		0.3%			8/3/2023			45	—

									18,821	17,771	2%
American AllWaste LLC (dba WasteWater Transport Services)		Environmental Industries
12141 Wickchester Ln., Suite 325	First Lien Debt				10.00%/2.00%	3/27/2026	6/30/2027	48,513	48,394	48,394
Houston, TX 77079	Preferred Equity (500 units) (h)		0.1%			5/31/2018			500	—
	Preferred Equity (207 units) (h)		0.0%			8/6/2019			250	—
	Preferred Equity (141 units) (h)		0.0%			11/2/2020			171	—
	Preferred Equity (74 units) (h)		0.0%			12/29/2021			97	—
	Preferred Equity (52 units) (h)		0.0%			11/27/2024			52	—
	Preferred Equity (312 units) (h)		0.0%			12/30/2024			312	—
	Common Equity (1,405 units) (h)		1.0%			12/30/2024			—	—

									49,776	48,394	7%
AmeriWater, LLC		Component Manufacturing
3354 Stop 8 Rd.	First Lien Debt (af)			(S + 6.25%) / (1.00%)	9.95%/0.00%	7/8/2022	7/8/2027	6,884	6,872	6,884
Dayton, OH 45414	Common Equity (1,000 units) (h)		3.4%			7/8/2022			1,000	2,265

									7,872	9,149	1%
AMOpportunities, Inc.		Healthcare Services
444 N. Wells Street, Suite 601	First Lien Debt				12.50%/0.00%	3/12/2025	3/12/2029	10,000	9,960	10,000
Chicago, IL 60654	Preferred Equity (801,414 shares)		1.9%			3/17/2025			801	816

									10,761	10,816	2%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
AOM Intermediate Holdco, LLC (dba AllOver Media)		Information Technology Services
16355 36th Ave. Suite 700 Minneapolis, MN 55446	Common Equity (1,232 units) (h)		1.7%			2/1/2022			1,372	1,680	0%

APM Intermediate Holdings, LLC (dba Artistic Paver Manufacturing, Inc.)		Building Products Manufacturing
N.E. 179th Street	First Lien Debt (ai)			(S + 7.00%) / (2.00%)	10.65%/0.00%	11/8/2022	11/8/2027	18,200	18,167	18,200
North Miami Beach, FL 33162	Subordinated Debt				10.00%/5.00%	12/19/2025	2/8/2028	2,536	2,524	2,525
	Common Equity (1,200 units) (h)		2.4%			11/8/2022			1,200	1,239

									21,891	21,964	3%
Auto CRM LLC (dba Dealer Holdings)		Information Technology Services
1115 Gunn Hwy #101	Subordinated Debt				0.00%/14.50%	10/1/2021	12/31/2028	941	939	941
Odessa, FL 33556	Subordinated Debt				0.00%/14.50%	12/30/2024	12/31/2028	2,066	2,065	2,066
	Common Equity (253 units)		0.2%			10/1/2021			253	—

									3,257	3,007	0%
Axis Medical Technologies LLC (dba MoveMedical)		Information Technology Services
4660 La Jolla Village Drive, Suite 100	First Lien Debt			(S + 6.50%) / (2.00%)	10.16%/0.00%	10/24/2024	10/24/2029	13,600	13,551	13,600
San Diego, CA 92122	Revolving Loan ($800 unfunded commitment) (x)			(S + 6.50%) / (2.00%)	10.16%/0.00%	10/24/2024	10/24/2029	—	(3)	—
	Preferred Equity (1,200,000 units)		1.0%			10/25/2024			1,148	1,282

									14,696	14,882	2%
Bad Boy Mowers JV Acquisition, LLC		Consumer Products
102 Industrial Drive	First Lien Debt			(S + 5.25%) / (0.75%)	8.94%/0.00%	12/12/2025	11/9/2029	9,954	9,908	9,908
Batesville, AR 72501	Preferred Equity (13,000 units)		0.2%			11/9/2023			1,300	2,037

									11,208	11,945	2%
Barefoot Mosquito and Pest Control, LLC		Consumer Services
8060 US-290	First Lien Debt (k)(s)			(S + 6.00%) / (2.00%)	9.67%/0.00%	11/27/2024	12/22/2029	32,795	32,773	29,719
Austin, TX 78736	First Lien Debt (ba)			(S + 6.00%) / (2.00%)	6.92%/0.00%	7/14/2025	12/22/2029	5	5	5
	Common Equity (6,027 units) (h)		0.6%			12/22/2023			12	—
	Preferred Equity (20,137 units) (h)		0.0%			12/22/2023			2,014	—
	Preferred Equity (1,370 units) (h)		0.0%			2/18/2026			137	842

									34,941	30,566	4%
BCM One Group Holdings, Inc.		Information Technology Services
295 Madison Avenue, 5th Floor New York, NY 10017	Subordinated Debt				11.75%/0.00%	11/17/2021	11/17/2028	17,667	17,595	17,666	2%

Bedford Precision Parts LLC		Specialty Distribution
290 Adams St. Bedford Hills, NY 10507	Common Equity (500,000 units) (h)		4.6%			3/12/2019			478	378	0%

Bobcat of Connecticut, LLC		Specialty Distribution
54 Alna Lane	First Lien Debt (bk)			(S + 5.75%) / (2.00%)	9.41%/0.00%	10/1/2025	10/1/2030	16,000	15,892	15,892
East Hartford, CT 06108	Common Equity (1,000,000 units) ($250 unfunded commitment)		2.6%			10/1/2025			1,000	1,000

									16,892	16,892	2%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Brightmore Brands LLC		Retail
7949 E Acoma Dr, Ste 100	First Lien Debt (j)(al)			(S + 5.38%) / (1.50%)	9.04%/0.00%	9/13/2022	9/9/2029	24,000	23,761	24,000
Scottsdale, AZ 85260	Common Equity (1,000 units)		0.7%			9/13/2022			1,000	1,834
	Common Equity (371 units)		0.3%			9/9/2024			713	734

									25,474	26,568	4%
Cardback Intermediate, LLC (dba Chargeback Gurus)		Information Technology Services
8951 Collin McKinney Pkwy, Suite 1001-1002	First Lien Debt (j)(bl)			(S + 5.50%) / (0.75%)	9.15%/0.00%	12/16/2025	12/16/2030	14,663	14,574	14,574
McKinney, TX 75070	Common Equity (495 shares)		0.4%			8/10/2021			45	341
	Preferred Equity (495 shares)		0.0%			8/10/2021			45	196

									14,664	15,111	2%
Choice Technology Solutions, LLC (dba Choice Merchant Solutions, LLC) (n)		Information Technology Services
10 Columbus Blvd, 6th Floor Hartford, CT 06106	Preferred Equity (500,000 units) (h)		0.0%			8/21/2023			—	—

CIH Intermediate, LLC (n)		Business Services
120 South LaSalle Street Suite 2200	Common Equity (563 shares)		0.5%			3/3/2022			—	—
Chicago, IL 60603	Preferred Equity (563 shares)		0.0%			3/3/2022			—	—

									—	—	0%
Cleanova Topco Limited		Component Manufacturing
1201 Riverfront Parkway, Unit A	Preferred Equity (746,893 shares)		0.1%			6/12/2025			841	891
Chattanooga, TN 37402	Preferred Equity (373,447 shares)		0.1%			6/12/2025			436	463
	Common Equity (113,166 shares)		0.0%			6/12/2025			454	560

									1,731	1,914	0%
CRS Solutions Holdings, LLC (dba CRS Texas)		Business Services
4501 S. Pinemont Dr., Suite 108 Houston, TX 77041	Common Equity (574,929 units) (h)		0.2%			6/28/2022			272	—

CTM Group, Inc. (dba Venuplus, Inc.)		Business Services
200 W Sand Lake Rd #800	First Lien Debt			(S + 6.75%) / (1.00%)	10.52%/0.75%	2/28/2023	11/30/2026	8,703	8,663	8,826
Orlando, FL 32809	First Lien Debt (w)			(S + 6.75%) / (1.00%)	10.55%/0.75%	1/28/2026	11/30/2026	124	122	—
	Subordinated Debt				7.75%/6.50%	2/28/2023	11/30/2027	2,611	2,599	2,443
	Common Equity (400,000 units)		0.2%			2/28/2023			400	—

									11,784	11,269	2%
Customer Expressions Corp (dba Case IQ) (aq)		Information Technology Services
300 March Rd, Suite 501	First Lien Debt (bc)(ao)			(S + 5.00%) / (1.00%)	8.85%/0.50%	1/6/2025	4/15/2029	15,235	15,155	15,235
Ottawa, ON K2K 2E2 Canada	Common Equity (502,894 units) (ao)		0.5%			1/6/2025			770	755

									15,925	15,990	2%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Dataguise, Inc.		Information Technology Services
39650 Liberty St Suite 400 Fremont, CA 94538	Common Equity (909 shares)		0.9%			12/31/2020			1,500	1,529	0%

Dealerbuilt Acquisition, LLC		Information Technology Services
1321 Upland Dr., PMB 22449	First Lien Debt (ac)			(S + 5.75%) / (4.00%)	9.40%/1.00%	7/21/2023	7/21/2026	13,844	13,834	13,844
Houston, TX 77043	Subordinated Debt				7.50%/7.50%	7/21/2023	1/21/2027	12,745	12,726	12,745
	Common Equity (1,000 Units) (h)		0.9%			7/21/2023			—	—
	Preferred Equity (1,000 Units) (h)		0.0%			7/21/2023			1,000	898

									27,560	27,487	4%
Detechtion Holdings, LLC		Information Technology Services
2700 Post Oak Blvd, Suite 700	First Lien Debt			(S + 5.75%) / (2.25%)	9.41%/2.50%	6/21/2023	6/21/2028	27,884	27,810	27,884
Houston, TX 77056	Revolving Loan ($1,000 unfunded commitment) (w)			(S + 8.25%) / (2.25%)	11.91%/0.00%	7/12/2024	6/21/2028	—	(3)	—
	Subordinated Debt				0.00%/14.00%	6/21/2023	6/21/2028	2,948	2,943	2,947
	Common Equity (601,532 units) (h)		1.7%			6/21/2023			602	361

									31,352	31,192	4%
Diversified Search LLC		Business Services
2005 Market St.	First Lien Debt (j)(r)			(S + 7.50%) / (1.00%)	11.46%/0.00%	6/10/2019	12/23/2026	24,155	24,147	23,870
Philadelphia, PA 19103	Common Equity (573 units) (h)		1.3%			2/7/2019			552	115

									24,699	23,985	3%
Donovan Food Brokerage, LLC		Business Services
231 Woodland Lake Dr	First Lien Debt (ae)			(S + 6.00%) / (2.00%)	9.70%/0.00%	2/23/2024	2/23/2029	24,209	24,121	24,208
Cordova, TN 38018	Common Equity (679,301 units)		1.6%			2/23/2024			728	1,667

									24,849	25,875	4%
E-PlanSoft Buyer, LLC (dba e-PlanSoft)		Information Technology Services
111 Pacifica Suite 100	First Lien Debt				11.00%/2.00%	6/30/2025	6/30/2030	8,123	8,087	8,123
Irvine, CA 92618	Preferred Equity (1,500 units)		4.1%			6/27/2025			1,500	1,056

									9,587	9,179	1%
Enterprise Asset Management FM Purchaser, Inc. (dba MCIM)		Information Technology Services
120 Eastshore Dr. Suite 100	First Lien Debt ($1,500 unfunded commitment)			(S + 5.75%) / (2.00%)	9.41%/2.00%	5/20/2024	5/20/2029	20,165	20,097	20,165
Glen Allen, VA 23059	Common Equity (551,470 units)		0.9%			5/20/2024			750	952

									20,847	21,117	3%
Estex Manufacturing Company, LLC		Component Manufacturing
402 East Broad Street	First Lien Debt (j)(az)			(S + 5.00%) / (2.00%)	8.67%/0.00%	10/1/2024	10/1/2029	5,531	5,489	5,531
Fairburn, GA 30213	Common Equity (75,000 units)		3.2%			10/1/2024			750	536

									6,239	6,067	1%
Fishbowl Solutions, LLC		Information Technology Services
4500 Park Glen Road, Suite 200	First Lien Debt			(S + 7.75%) / (1.00%)	11.66%/0.00%	3/25/2022	3/25/2027	22,894	22,848	22,894
Minneapolis, MN 55416	First Lien Debt			(S + 7.75%) / (1.00%)	11.66%/0.00%	12/27/2024	3/25/2027	12,168	12,161	12,168
	Revolving Loan ($3,000 unfunded commitment) (i)			(S + 7.75%) / (1.00%)	11.66%/0.00%	12/27/2024	3/25/2027	—	—	—

									35,009	35,062	5%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Fraser Steel LLC		Component Manufacturing
11915 53rd St. NE	First Lien Debt (bm)			(S + 6.00%) / (2.00%)	9.66%/0.00%	11/5/2025	2/5/2030	13,800	13,741	13,800
Albertville, MN 55362	Common Equity (500,000 units) (h)		1.8%			2/5/2025			500	630

									14,241	14,430	2%
Fumex, LLC		Industrial Product Services
1150 Cobb International Place	First Lien Debt (j)(ar)			(S + 4.75%) / (1.00%)	8.44%/0.00%	11/27/2024	11/27/2029	7,000	6,962	7,000
Kennesaw, GA 30152	Common Equity (3,500 units) (h)		0.7%			11/27/2024			350	321

									7,312	7,321	1%
Gap Intelligence Acquisition, LLC (dba OpenBrand)		Information Technology Services
701 Island Ave., Suite 300	First Lien Debt				12.00%/0.00%	1/28/2026	1/28/2031	6,000	5,969	5,969
San Diego, CA 92101	Preferred Equity (951 units)		1.5%			1/28/2026			1,000	1,000
	Common Equity (951 units)		1.4%			1/28/2026			—	—

									6,969	6,969	1%
Global Plasma Solutions, Inc.		Component Manufacturing
3101 Yorkmont Road, Suite 1500	Common Equity (601 shares)		0.0%			2/1/2024			162	288
Charlotte, NC 28208	Common Equity (1,705 shares)		0.9%			9/21/2018			188	217

									350	505	0%
GMP HVAC, LLC (dba McGee Heating & Air, LLC)		Utilities: Services
93 Old 29 Highway	First Lien Debt (j)(bb)			(S + 6.50%) / (2.00%)	10.16%/0.00%	12/8/2023	12/8/2028	29,460	29,258	29,460
Hartwell, GA 30643	Preferred Equity (1,366 units) (h)		2.2%			12/8/2023			1,406	1,946

									30,664	31,406	4%
GPS Insight, Inc.		Information Technology Services
7201 E Henkel Way, Suite 400 Scottsdale, AZ 85255	First Lien Debt (av)			(S + 5.58%) / (1.00%)	9.25%/0.00%	10/17/2025	5/18/2028	23,080	22,985	22,985	3%

Green Cubes Technology, LLC (dba Green Cubes)		Component Manufacturing
2121 East Boulevard Kokomo. IN 46902	First Lien Debt (j)(ax)			(S + 7.50%) / (2.00%)	11.15%/0.00%	10/16/2024	10/16/2029	22,500	22,303	22,500	3%

Haematologic Technologies, Inc.		Healthcare Services
57 River Road	First Lien Debt			(S + 5.25%) / (3.00%)	9.16%/3.00%	10/11/2019	6/30/2026	6,618	6,618	6,323
Essex Junction, VT 05452	Common Equity (630 units) (h)		3.1%			10/11/2019			630	—
	Common Equity (169 units) (h)		0.4%			6/26/2023			169	5

									7,417	6,328	1%
Hallmark Health Care Solutions, Inc.		Information Technology Services
200 Motor Parkway, Suite D-26 Hauppauge, NY 11788	Common Equity (3,645,752 units)		0.4%			9/18/2023			3,646	745	0%

Hub Acquisition Sub, LLC (dba Hub Pen)		Promotional products
1525 Washington Street	Second Lien Debt				11.50%/1.25%	4/25/2023	6/30/2028	25,199	25,044	25,200
Braintree, MA 02184	Common Equity (5,837 units)		0.6%			3/23/2016			—	1,309
	Common Equity (637 units)		0.1%			8/7/2023			102	143
	Preferred Equity (868 units)		0.0%			10/16/2020			154	400

									25,300	27,052	4%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
IBH Holdings, LLC (fka Inflexxion, Inc.)		Business Services
3070 Bristol ST #350 Costa Mesa, CA 92626	Common Equity (150,000 units)		1.5%			6/20/2018			—	—	0%

InductiveHealth Informatics, LLC		Information Technology Services
2870 Peachtree Rd NW	First Lien Debt (j)(o)			(S + 6.75%) / (2.00%)	10.42%/0.00%	1/12/2026	9/20/2028	35,808	35,693	35,808
Atlanta, GA 30305	Preferred Equity (367 units)		0.0%			9/20/2024			179	220
	Common Equity (1,361 units)		0.3%			9/20/2024			—	—

									35,872	36,028	5%
Info Tech Operating, LLC (dba infotech)		Information Technology Services
2970 SW 50th Terrace Gainesville, FL 32608	First Lien Debt (bd)			(S + 4.88%) / (2.00%)	8.56%/0.00%	3/31/2025	3/31/2030	18,000	17,888	18,000	2%

Informatics Holdings, Inc. (dba Wasp Barcode Technologies)		Information Technology Services
14241 Dallas Parkway, Suite 1230	First Lien Debt (j)(v)			(S + 7.00%) / (2.50%)	10.66%/0.00%	5/1/2024	3/7/2029	9,000	8,990	9,000
Dallas, TX 75254	Preferred Equity (1,000,000 units)		3.8%			3/7/2024			1,000	416

									9,990	9,416	1%
ISI PSG Holdings, LLC (dba Incentive Solutions, Inc.)		Business Services
4170 Ashford Dunwoody Rd, #250	First Lien Debt (j)(aj)			(S + 7.50%) / (0.50%)	11.35%/0.00%	4/5/2021	4/5/2026	9,465	9,465	9,465
Atlanta, GA 30319	First Lien Debt (an)			(S + 7.50%) / (0.50%)	7.85%/0.00%	6/30/2021	4/5/2026	9,813	9,813	9,813
	Common Equity (256,964 units) (h)		1.1%			4/5/2021			500	149

									19,778	19,427	3%
Janus Health Technologies, Inc.		Information Technology Services
4850 Tamiami Trl N, Suite 301 Naples, FL 34103	Preferred Equity (68,361 units)		0.6%			1/3/2024			1,500	1,027	0%

Jumo Health, Inc.		Healthcare Services
470 James Street, Suite 232	First Lien Debt (j)(aw)			(S + 5.50%) / (2.00%)	9.15%/0.00%	8/16/2024	8/16/2029	5,541	5,492	5,541
New Haven, CT 06513	Common Equity (1,359 shares)		1.2%			8/16/2024			—	—
	Preferred Equity (1,359 shares)		0.0%			8/16/2024			750	277

									6,242	5,818	1%
KG Lawn Care, Inc. (dba King Green)		Consumer Services
1631 Gibbs. Dr	First Lien Debt			(S + 5.50%) / (2.00%)	9.17%/0.00%	1/23/2026	11/26/2030	10,000	9,948	9,948
Gainesville, GA 30507	Common Equity (62 Units)		1.2%			11/26/2025			616	616

									10,564	10,564	1%
The Kyjen Company, LLC (dba Outward Hound)		Consumer Products
7337 S Revere Parkway Centennial, CO 80112	Common Equity (855 shares)		1.1%			12/8/2017			933	—	0%

Laboratory Testing, LLC		Business Services
2331 Topaz Drive	First Lien Debt			(S + 5.25%) / (2.00%)	8.91%/0.00%	4/15/2025	4/15/2030	9,570	9,531	9,570
Hatfield, PA 19440	Revolving Loan ($3,427 unfunded commitment) (i)			(S + 5.25%) / (2.00%)	8.91%/0.00%	4/15/2025	4/15/2030	573	559	573
	Common Equity (3,881 units) (h)		1.1%			4/15/2025			388	354
	Preferred Equity (3,619 units) (h)		1.0%			4/15/2025			362	630

									10,840	11,127	2%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Level Education Group, LLC (dba CE4Less)		Business Services
5414 W Daybreak Parkway C-4 #401	First Lien Debt (ak)			(S + 5.25%) / (2.00%)	9.16%/0.00%	4/1/2021	9/30/2030	12,407	12,331	12,407
South Jordan, UT 84009	Common Equity (1,000,000 units)		4.0%			4/1/2021			934	2,881

									13,265	15,288	2%
LifeSpan Biosciences, Inc.		Healthcare Products
2 Shaker Rd Suites B001/B101	Subordinated Debt				11.50%/0.00%	3/19/2021	4/7/2028	16,000	15,982	14,650
Shirley, MA 01464	Common Equity (108 shares)		0.3%			6/7/2024			595	376

									16,577	15,026	2%
Mayesh Wholesale Florist, LLC		Specialty Distribution
5401 W. 104th Street	First Lien Debt (j)(be)			(S + 6.00%) / (2.00%)	9.65%/0.00%	3/18/2025	3/18/2030	10,500	10,403	10,500
Los Angeles, CA 90045	First Lien Debt ($500 unfunded commitment) (i)(be)			(S + 6.00%) / (2.00%)	9.65%/0.00%	3/18/2025	3/18/2030	1,500	1,496	1,500
	Preferred Equity (500,000 units) (h)		1.2%			3/18/2025			500	725

									12,399	12,725	2%
MBS Opco, LLC (dba Marketron)		Information Technology Services
101 Empty Saddle Trail Hailey, ID 83333	First Lien Debt			(S + 8.50%) / (1.50%)	12.42%/0.00%	9/29/2022	9/28/2026	27,000	26,983	27,000	4%

MDME Holding Corp.		Healthcare Products
14109 Pontlavoy Ave.	First Lien Debt			(S + 6.25%) / (1.00%)	10.10%/0.00%	8/31/2023	8/3/2027	12,202	12,167	11,793
Santa Fe Springs, CA 90670	Common Equity (5,149 units)		2.3%			9/18/2023			—	—
	Preferred Equity (12,500 units)		0.0%			9/18/2023			1,250	67
	Preferred Equity (713 units)		0.0%			7/1/2025			71	77

									13,488	11,937	2%
MRC Drake Buyer LLC		Component Manufacturing
5 Walkup Drive	First Lien Debt (j)(p)			(S + 6.50%) / (2.00%)	10.17%/0.00%	3/13/2026	3/13/2031	5,625	5,583	5,583
Westborough, MA 05181	Common Equity (750,000 units)		0.7%			3/13/2026			—	—
	Common Equity (750,000 units)		0.7%			3/13/2026			750	750

									6,333	6,333	1%
Netbase Solutions, Inc. (dba Netbase Quid)		Information Technology Services
3945 Freedom Circle, Suite 730 Santa Clara, CA 95054	First Lien Debt (ap)			(P + 2.00%) / (3.25%)	8.75%/2.00%	11/18/2021	11/18/2026	16,733	16,725	16,733	2%

NWS Technologies, LLC		Utilities: Services
131 Venture Boulevard	First Lien Debt ($355 unfunded commitment) (u)			(S + 7.50%) / (2.50%)	11.16%/0.00%	6/20/2023	6/16/2028	18,545	18,422	18,545
Spartanburg, SC 29306	Common Equity (2 units) (h)		2.3%			6/20/2023			2,446	2,468
	Preferred Equity (0.375 units) (h)		0.0%			6/20/2023			375	446

									21,243	21,459	3%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
OnePath Systems, LLC (n)		Information Technology Services
170 Chastain Meadows Ct Kennesaw, GA 30144	Common Equity (732,542 shares)		2.2%			9/30/2022			—	—	0%

Onsight Industries, LLC		Component Manufacturing
900 Central Park Dr.	First Lien Debt (j)(bf)			(S + 5.50%) / (1.50%)	9.17%/0.00%	3/27/2025	1/7/2030	9,120	9,096	9,120
Sanford, FL 32771	Common Equity (380,000 units) (h)		0.5%			1/7/2025			380	268

									9,476	9,388	1%
Palmetto Moon, LLC		Retail
1950 Hanahan Road North Charleston, SC 29406	Common Equity (499 units)		1.8%			11/3/2016			—	1,260	0%

PayEntry Financial Services, Inc. (dba Payentry)		Information Technology Services
230 Scientific Drive NW, Suite 100	Second Lien Debt (bg)				10.50%/1.75%	3/28/2025	9/28/2031	5,650	5,605	5,651
Peachtree Corners, Georgia 30092	Second Lien Debt				10.50%/1.75%	3/28/2025	9/28/2031	2,892	2,881	2,892
	Second Lien Debt ($3,126 unfunded commitment)				10.50%/1.75%	3/28/2025	9/28/2031	—	—	—
	Preferred Equity (10,000 units)		0.9%			3/28/2025			1,000	998

									9,486	9,541	1%
Pinnergy, Ltd.		Oil & Gas Services
2801 Via Fortuna, Suite 440 Austin, TX 78746	Subordinated Debt				10.00%/0.00%	6/30/2022	6/30/2027	10,050	10,031	10,050	1%

PowerGrid Services Acquisition, LLC		Utilities: Services
2350 US Highway 31 NW	Common Equity (4,490 units) (h)		0.1%			9/21/2021			53	—
Hartselle, AL 35640	Common Equity (118 units) (h)		0.0%			7/2/2025			118	—
	Common Equity (133 units) (h)		0.0%			7/2/2025			133	—

									304	—	0%
Prime AE Group, Inc.		Business Services
5521 Research Park Drive, Suite 300 Baltimore, MD 21228	Preferred Equity (900,000 shares)		1.0%			11/25/2019			900	519	0%

Pronto Plumbing & Drain, Inc.		Utilities: Services
1111 Primrose Ave	First Lien Debt (i)			(S + 7.00%) / (2.00%)	10.66%/0.00%	5/22/2025	5/22/2030	8,661	8,581	8,661
Camp Hill, PA 17011	Revolving Loan ($500 unfunded commitment) (i)			(S + 7.00%) / (2.00%)	10.66%/0.00%	5/22/2025	5/22/2030	—	(4)	—
	Common Equity (Units N/A) (h)		1.6%			5/22/2025			913	1,026

									9,490	9,687	1%
Puget Collision, LLC		Retail
6811 South 204th Street Suite 290	First Lien Debt			(S + 4.75%) / (0.75%)	8.45%/0.00%	10/3/2025	10/3/2030	12,469	12,398	12,398
Kent, WA 98032	Common Equity (310 units) (h)		0.9%			1/4/2024			810	1,055

									13,208	13,453	2%
QED Technologies International, Inc.		Component Manufacturing
1040 University Ave.	First Lien Debt (q)			(S + 4.75%) / (1.50%)	8.91%0.00%	3/1/2023	3/1/2028	15,551	15,501	15,551
Rochester, NY 14607	First Lien Debt (j)(q)			(S + 4.75%) / (1.50%)	8.91%0.00%	5/30/2025	3/1/2028	2,103	2,058	2,103
	Common Equity (140 shares)		1.3%			2/28/2023			1,402	4,274

									18,961	21,928	3%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Quest Software US Holdings Inc.		Information Technology Services
4 Polaris Way	First Lien Debt			(S + 1.00%) / (0.50%)	4.67%/6.75%	8/11/2025	2/1/2030	17,996	17,996	12,499	2%
Aliso Viejo, CA 92656

R1 Holdings, LLC (dba RoadOne IntermodaLogistics)		Transportation services
1 Kellaway Drive	First Lien Debt (j)			(S + 6.75%) / (1.00%)	10.45%/0.00%	12/30/2022	12/30/2028	6,199	6,082	6,199
Randolph, MA 02368	Subordinated Debt				8.75%/5.00%	12/30/2022	6/30/2029	1,571	1,548	1,476
	Common Equity (280,000 units)		0.1%			12/30/2022			280	93

									7,910	7,768	1%
R.F. Fager Company LLC		Specialty Distribution
2058 State Road	Second Lien Debt				12.75%/0.00%	3/4/2024	8/4/2030	18,000	17,931	18,000
Camp Hill, PA 17011	Common Equity (12,500 units) (h)		1.5%			3/4/2024			1,250	1,570

									19,181	19,570	3%
Sales Rabbit, Inc.		Information Technology Services
2000 Ashton Blvd, Suite 450 Lehi, UT 84043	First Lien Debt				11.00%/2.00%	12/23/2025	12/23/2030	22,876	22,641	22,641	3%

ServicePower, Inc.		Information Technology Services
8180 Greensboro Drive, Suite 600	First Lien Debt (k)(as)				10.50%/5.50%	3/15/2024	3/15/2028	30,489	30,305	30,489
McLean, VA 22102	First Lien Debt (ba)				8.25%/0.00%	6/6/2025	3/15/2028	5	5	5

									30,310	30,494	4%
SES Investors, LLC (dba SES Foam) (n)		Building Products Manufacturing
2400 Spring Stuebner Rd. Spring, TX 77389	Common Equity (6,000 units) (h)		4.3%			9/8/2016			—	—	0%

Sogno Toscano LLC		Specialty Distribution
1445 W 12th Place, Suite 101	First Lien Debt (bi)			(S + 5.00%) / (2.00%)	8.70%/0.00%	7/2/2025	1/2/2029	8,500	8,450	8,500
Tempe, AZ 85281	Preferred Equity (6 units)		4.9%			7/2/2025			4,250	7,650

									12,700	16,150	2%
Tedia Company, LLC		Healthcare Products
1000 Tedia Way	First Lien Debt (j)			(S + 7.75%) / (1.00%)	11.67%/0.00%	3/4/2022	3/4/2027	14,100	14,084	14,100
Fairfield, OH 45014	Revolving Loan ($1,750 unfunded commitment) (i)			(S + 7.75%) / (1.00%)	11.67%/0.00%	3/4/2022	3/4/2027	500	496	500
	Subordinated Debt				7.25%/7.25%	3/4/2022	9/4/2027	3,382	3,378	4,539
	Preferred Equity (1,000 units) (h)		4.4%			3/4/2022			1,000	1,058

									18,958	20,197	3%
Thrust Flight LLC		Business Services
4700 Airport Pkwy	First Lien Debt (j)(au)			(S + 5.75%) / (2.00%)	9.40%/0.00%	9/9/2024	9/9/2029	12,586	12,509	12,586
Addison, TX 75001	First Lien Debt ($1,818 unfunded commitment) (i)(au)			(S + 5.75%) / (2.00%)	9.40%/0.00%	9/9/2024	9/9/2029	—	—	—
	Subordinated Debt (j)				10.00%/5.00%	12/11/2025	3/9/2030	1,545	1,517	1,517
	Common Equity (1,050,000 units) (h)		2.5%			9/9/2024			1,050	703

									15,076	14,806	2%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
True Environmental Inc.		Business Services
767 5th Ave, FL 44	First Lien Debt (j)(bj)			(S + 5.50%) / (2.00%)	9.15%/0.00%	5/12/2025	5/12/2030	6,650	6,612	6,650
New York, NY 10153	First Lien Debt ($511 unfunded commitment) (bj)			(S + 5.50%) / (2.00%)	9.15%/0.00%	5/12/2025	5/12/2030	614	611	614
	First Lien Debt ($1,023 unfunded commitment) (bj)			(S + 5.50%) / (2.00%)	9.15%/0.00%	5/12/2025	5/12/2030	14,528	14,445	14,528
	Common Equity (397,026 units) (h)		0.3%			5/12/2025			585	477

									22,253	22,269	3%
UBEO, LLC		Business Services
401 East Sonterra Blvd, Suite 350 San Antonio, TX 78258	Common Equity (705,000 units) (h)		0.9%			4/3/2018			610	2,215	0%

United Biologics, LLC		Healthcare Services
70 NE Loop 410, Suite 600	Preferred Equity (98,377 units) (h)		1.1%			4/1/2012			891	—
San Antonio, TX 78216	Warrant (57,469 units) (m)		0.6%			3/5/2012			564	—

									1,455	—	0%
USG AS Holdings, LLC		Utilities: Services
535 Courtney Hodges Blvd Perry, GA 31069	Common Equity (Units N/A)		1.7%			2/21/2023			4	3,342	1%

Virginia Tile Company, LLC (n)		Specialty Distribution
28320 Plymouth Road Livonia, MI 48150	Common Equity (Units N/A)		2.0%			12/19/2014			—	—	0%

Virtex Enterprises, LP		Component Manufacturing
2801 E Plano Pkwy	Second Lien Debt (y)			(S + 0.00%) / (2.50%)	3.77%/9.75%	4/13/2022	9/30/2027	17,976	10,906	—
Plano, Texas 75074	Subordinated Debt (y)			(S + 4.00%) / (2.50%)	9.77%/0.00%	9/20/2023	3/31/2027	356	302	131

									11,208	131	0%
VMS MSO, LLC (dba Vytal Health Partners)		Healthcare Services
1230 Park Avenue	First Lien Debt				13.75%/0.00%	12/18/2025	12/18/2030	14,626	14,552	14,552
Amherst, OH 44001	Revolving Loan ($1,500 unfunded commitment) (i)				13.75%/0.00%	12/18/2025	12/18/2030	—	(7)	—

									14,545	14,552	2%
W50 Holdings, LLC		Business Services
3525 Piedmont Rd. NE	Subordinated Debt				11.50%/0.00%	3/22/2024	3/24/2031	12,500	12,388	12,500
Atlanta, GA 30305	Preferred Equity (Units N/A) ($100 unfunded commitment)		0.0%			3/21/2024			900	896

									13,288	13,396	2%
Waterworks Solutions Acquisition, Inc. (dba CITCO Water)		Specialty Distribution
2811 Ponce De Leon Blvd., Suite 400 Coral Gables, FL 33134	First Lien Debt ($2,450 unfunded commitment) (bh)			(S + 4.75%) / (2.00%)	8.41%/0.00%	12/26/2025	12/26/2030	26,422	26,252	26,252	4%

White Label Communication, LLC		Information Technology Services
710 Springdale Drive	First Lien Debt (j)(ab)			(S + 5.25%) / (1.00%)	8.90%/0.00%	6/30/2025	6/30/2030	24,400	24,271	24,383
Exton, PA 19341	Common Equity (536 units) (h)		0.5%			10/11/2023			—	—
	Preferred Equity (5,000 units) (h)		0.0%			10/11/2023			500	469

									24,771	24,852	3%

Portfolio Company (a)(b) Address of Portfolio Company	Investment Type (c)	Industry	Percentage of Class Held (bn)	Variable Index Spread / Floor (d)	Rate (e) Cash/PIK	Investment Date (f)	Maturity	Principal Amount	Cost	Fair Value (g)	Percent of Net Assets
Wonderware Holdings, LLC (dba CORE Business Technologies)		Information Technology Services
950 Warren Avenue, 4th Floor East Providence, RI 02914	First Lien Debt (z)			(S + 5.00%) / (2.00%)	8.67%/0.00%	2/10/2021	5/14/2028	8,316	8,316	8,316	1%

World Tours LLC		Consumer Services
1650 So Pacific Coast Hwy Suite 202	First Lien Debt (ay)			(S + 6.50%) / (2.00%)	10.16%/0.00%	11/13/2024	11/13/2029	6,000	5,966	6,000
Redondo Beach, CA 90277	Preferred Equity (1,000,000 units) (h)		3.8%			11/13/2024			1,000	1,424

									6,966	7,424	1%
Worldwide Express Operations, LLC		Transportation services
2700 Commerce Street Suite 1500	Common Equity (795,000 units)		0.0%			7/21/2021			795	1,151
Dallas, TX 75226	Common Equity (752,380 units) (h)		0.0%			7/26/2021			225	873

									1,020	2,024	0%

Total Non-control/Non-affiliate Investments									$1,257,389	$1,246,352	168%

Total Investments									$1,336,135	$1,369,257	185%

Money market funds (included in cash and cash equivalents)
Goldman Sachs Financial Square Treasury Obligation Institution CUSIP (38141W323) (ad)									$48,277	$48,277	6%

Total money market funds									$48,277	$48,277	6%

Total Investments and Money Market Funds									$1,384,412	$1,417,534	191%

(a)	See Note 3 to the consolidated financial statements included in our most recent Quarterly Report on Form 10-Q for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)

Variable rate investments bear interest at a rate indexed to prime (P) or Secured Overnight Financing Rate (“SOFR”) (S), which are reset monthly, bimonthly, quarterly, or semi-annually. Certain variable rate investments also include a Prime or SOFR interest rate floor. For each investment, the Company has provided the spread over the reference rate and the Prime or SOFR floor, if any, as of March 31, 2026.

(e)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of March 31, 2026. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(f)	Investment date represents the date of the initial investment in the security.
(g)

Except as otherwise noted, the Company’s investment portfolio is comprised of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the board of directors, using significant unobservable Level 3 inputs.

(h)	Investment is held by a taxable subsidiary of the Company.
(i)

The disclosed commitment represents the unfunded amount as of March 31, 2026. The Company is earning 0.50% interest on the unfunded balance of the commitment. The interest rate disclosed represents the rate which will be earned if the commitment is funded.

(j)

The investments of FIC Funding, LLC (the “SPV”) are pledged as collateral to the SPV’s financing credit facility (the “SPV Credit Facility”) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the SPV Credit Facility (see Note 6 to the consolidated financial statements).

(k)

The portion of the investment not held by the SBIC Funds is pledged as collateral for the SPV Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the SPV Credit Facility (see Note 6 to the consolidated financial statements).

(l)

As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.

(m)

Warrants entitle the Company to purchase a predetermined number of shares or units of common equity, and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investment in portfolio company that has sold its operations and is in the process of winding down.
(o)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.27% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(p)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(q)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.94% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(r)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.68% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(s)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(t)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.

(u)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.26% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(v)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.06% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(w)

The disclosed commitment represents the unfunded amount as of March 31, 2026. The Company is earning 0.75% interest on the unfunded balance of the commitment. The interest rate disclosed represents the rate earned on the outstanding, funded balance of the commitment.

(x)

The disclosed commitment represents the unfunded amount as of March 31, 2026. The Company is earning 1.00% interest on the unfunded balance of the commitment. The interest rate disclosed represents the rate earned on the outstanding, funded balance of the commitment.

(y)	Investment was on non-accrual status as of March 31, 2026.
(z)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(aa)

The Company sold a participating interest of approximately $4.0 million in aggregate principal amount of the portfolio company’s first lien senior secured term loan. As the transaction did not qualify as a “true sale” in accordance with GAAP, the Company recorded a corresponding secured borrowing in the Consolidated Statements of Assets and Liabilities.

(ab)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.92% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ac)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional cash interest amount of 2.85% and PIK interest amount of 1.26% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ad)	This investment is classified as a Level 1 investment. For further detail on the fair value measurements, see Note 4 to the consolidated financial statements.
(ae)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.18% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(af)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.28% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ag)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.53% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ah)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ai)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.78% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(aj)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 4.85% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ak)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.42% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(al)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.89% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(am)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.76% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(an)

The Company sold a participating interest of approximately $13.5 million in aggregate principal amount of the portfolio company’s first lien senior secured term loan. As the transaction did not qualify as a “true sale” in accordance with GAAP, the Company recorded a corresponding secured borrowing in the Consolidated Statements of Assets and Liabilities.

(ao)

The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company can not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2026, total non-qualifying assets at fair value represented 1.11% of the Company’s total assets calculated in accordance with the 1940 Act.

(ap)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional cash interest amount of 0.45% and PIK interest amount of 1.81% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(aq)	The headquarters of this portfolio company is located in Canada.
(ar)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.58% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(as)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional cash interest amount of 0.30% and PIK interest amount of 0.58% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(at)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.27% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(au)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.16% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(av)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.67% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(aw)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ax)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.01% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ay)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.03% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(az)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.35% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(ba)

The Company sold a participating interest of approximately $0.005 million in aggregate principal amount of the portfolio company’s first lien senior secured term loan. As the transaction did not qualify as a “true sale” in accordance with GAAP, the Company recorded a corresponding secured borrowing in the Consolidated Statements of Assets and Liabilities.

(bb)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.15% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bc)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional cash interest amount of 2.21% and PIK interest amount of 0.74% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bd)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.05% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(be)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.96% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bf)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.39% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bg)	As of March 31, 2026, the Company is earning an incremental 0.60% interest on the outstanding principal balance.
(bh)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.97% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bi)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.25% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bj)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.35% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bk)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.99% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bl)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.10% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bm)

In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.31% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(bn)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

MANAGEMENT OF THE COMPANY

The information contained under the captions “Proposal No. 1: Election of Class III Directors,” “Information About Executive Officer Who is not a Director,” “Corporate Governance,” “Compensation Discussion and Analysis,” “Certain Relationships and Related Transactions—Investment Committee” and “Certain Relationships and Related Transactions—Portfolio Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

PORTFOLIO MANAGEMENT

The information contained under the captions “Certain Relationships and Related Transactions and Director Independence—Investment Committee” “Certain Relationships and Related Transactions and Director Independence—Portfolio Management” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained under the caption “Certain Relationships and Related Party Transactions and Director Independence” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of June 29, 2026, by each of our executive officers and Independent Directors and all of our directors and executive officers as a group. As of June 29, 2026, we are not aware of any five percent beneficial owners of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 37,954,364 shares of common stock outstanding as of June 29, 2026. Unless otherwise stated, the business address of each person below is 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Interested Directors
Edward H. Ross	177,788	*	Over $1,000,000
Thomas C. Lauer	81,600	*	Over $1,000,000

Independent Directors
Raymond L. Anstiss, Jr.	25,896	*	$100,001 - $500,000
Kelly McNamara Corley	—	*	None
Edward X. Tune	6,000	*	$100,001 - $500,000

Executive Officers Who Are Not Directors
Shelby E. Sherard	31,660	*	$500,001 - $1,000,000
All Directors and Executive Officers as a Group	322,944	0.9%	Over $1,000,000

*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)

Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000. The dollar range of equity securities beneficially owned by our directors is based on a stock price of $18.94 per share as of June 29, 2026.

Each of our investment advisor’s investment committee members has ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment advisor. Each of the members of the investment committee will receive compensation and/or profit distributions from our investment advisor. None of the members of the investment committee receives any direct compensation from us. The following table shows the dollar range of our common stock beneficially owned by each member of our investment advisor’s investment committees as of June 29, 2026:

Members of our Investment Advisor’s Investment Committee	Dollar Range of Equity Securities in Fidus Investment Corporation(1)
Edward H. Ross	Over $1,000,000
John J. Ross, II	Over $1,000,000
Thomas C. Lauer	Over $1,000,000
W. Andrew Worth	$500,001 - $1,000,000
Michael J. Miller	$500,001 - $1,000,000
John H. Grigg	$500,001 - $1,000,000
Robert G. Lesley	$100,001 - $500,000

(1)

Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000. The dollar range of equity securities beneficially owned by our directors is based on a stock price of $18.94 per share as of June 29, 2026.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 37,954,364 shares were outstanding as of June 29, 2026. Our common stock trades on the Nasdaq Global Select Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

Subject to the election described below, the 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Notwithstanding the foregoing, we are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 150% after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The distribution rate to be variable and determined for each distribution period.

Long-Term Debt

The SBA debentures issued by the SBIC Funds have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of March 31, 2026, the SBIC Funds had $260.5 million of outstanding SBA debentures.

Credit Facility

On October 16, 2025, we entered into a credit and security agreement (the “SPV Credit Agreement”) relating to the SPV Credit Facility by and among the SPV, as borrower, us, as servicer and equityholder, ING, as administrative agent (the “Administrative Agent”) and lead arranger, Western Alliance Trust Company, N.A., as custodian, collateral agent, and collateral administrator, and the lenders from time to time parties thereto. The SPV Credit Facility is secured primarily by a pledge of 100% of the equity interest in the SPV held by the Company and the SPV’s assets, which consist of certain bank loans or securities. The SPV Credit Facility provides for $175.0 million of initial commitments, and has an accordion feature that allows for an increase of the total commitments to up to $250.0 million, subject to certain conditions (including the consent of the Administrative Agent). On December 22, 2025, the total commitments available under the SPV Credit Facility was increased from $175.0 million to $225.0 million pursuant to the accordion feature. The SPV Credit Facility has a reinvestment period until October 16, 2029 and matures on October 16, 2030. The advances under the SPV Credit Facility bear interest, subject to our election, on a per annum basis equal to one-month Term SOFR plus 0.11448% and an applicable margin ranging from 2.500% to 2.675%. The SPV pays a commitment fee that varies depending on the size of the unused portion of the SPV Credit Facility: (1) if the utilized portion of the aggregate commitments as of the close of business on such day is less than 35% of the aggregate commitments (the “Minimum Utilization Amount”), the commitment fee will equal the sum of (a) the then applicable margin multiplied by (i) the Minimum Utilization Amount minus (ii) the aggregate outstanding principal balance of the advances on such day and (b) 0.50% multiplied by 65% of the commitments and (2) if the utilized portion of the aggregate commitments is greater than or equal to the Minimum Utilization Amount, the commitment fee will equal 0.50% multiplied by the unused amount of the commitments.

Amounts available to borrow under the SPV Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the SPV. We are subject to limitations with respect to the investments securing the SPV Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. As of June 29, 2026, the remaining available borrowing capacity under the SPV Credit Facility was $112.4 million.

We have made customary representations and warranties and we are required to comply with various covenants, reporting requirements and other customary requirements. These covenants are subject to important limitations and exceptions that are described in the documents governing the SPV Credit Facility. As of June 29, 2026, we were in compliance in all material respects with the terms of the SPV Credit Agreement.

Outstanding Securities

The following table shows our outstanding classes of securities as of June 29, 2026:

Title of Class	Amount Authorized(1)	Amount Held by Company for its Account	Amount Outstanding as of June 29, 2026
Common Stock	100,000,000	—	37,954,364
SBA Debentures(2)	$314,500,000	—	$296,000,000
SPV Credit Facility	$225,000,000	—	$112,650,000
2030 Notes	$200,000,000	—	$200,000,000
Restricted Notes	$120,000,000	—	$120,000,000

(1)	Amounts shown in number of shares of common stock.
(2)	For more information regarding our limitations as to SBA debenture issuances, see “Regulation—Small Business Administration Regulations” in our most recent Annual Report on Form 10-K.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes expire in 2027, 2028 and 2029, respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and (b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President or our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the special meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PLAN OF DISTRIBUTION

Any broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker- dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s adjusted tax basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to Equiniti Trust Company, LLC, Post Office Box 922, Wall Street Station, New York, New York 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-877-573-4005.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail or phone at the address and phone number noted above.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash adjustment for any fractional shares in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

REGULATION

The information contained under the caption “Business—Regulation” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities (except the securities held by the SPV) are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. The securities of the SPV are held by Western Alliance Trust Company, N.A. pursuant to a custodian agreement. The principal business address of Western Alliance Trust Company, N.A. is 800 Town & Country, Suite 400, Houston, TX 77024. Equiniti Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Subject to the limitations, assumptions and qualifications described herein and in the opinion filed as Exhibit 12, the following discussion constitutes the opinion of Eversheds Sutherland (US) LLP, tax counsel to the Company, as to the material U.S. federal income tax consequences of the exchange of Restricted Notes for Exchange Notes in this offer.

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP as our independent registered public accounting firm located at 30 South Wacker Drive, Suite 3300, Chicago, Illinois 60606.

The consolidated financial statements, including the senior securities table, of Fidus Investment Corporation as of December 31, 2025 and 2024 and for each of the years in the three-year period ended December 31, 2025, incorporated in this prospectus by reference from the Fidus Investment Corporation Annual Report on Form 10-K for the year ended December 31, 2025, and the effectiveness of internal control over financial reporting as of December 31, 2025 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon, incorporated herein by reference, and have been incorporated in this prospectus and Registration Statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for us by Eversheds Sutherland (US) LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website (www.sec.gov). This information is also available free of charge by contacting us at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, and is also available on our website (www.fdus.com). Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus, except for the specific filings that are expressly incorporated by reference herein. You should not consider information contained on our website or on the SEC’s website to be part of this prospectus, except for the specific filings that are expressly incorporated by reference herein.

We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document.

We incorporate by reference into this prospectus our filings listed below; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026;

•

our Definitive Proxy Statement on Schedule 14A (but only with respect to information required by Part III of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025), filed with the SEC on March 20, 2026;

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 7, 2026; and

•	our Current Reports on Form 8-K, as filed with the SEC on March 2, 2026, May 29, 2026, June 11, 2026, and June 24, 2026.

See “Available Information” for information on how to obtain a copy of these filings.

FIDUS INVESTMENT CORPORATION

Offer to Exchange

$120,000,000 aggregate principal amount of 6.625% Notes

due 2029

for

$120,000,000 aggregate principal amount of 6.625% Notes

due 2029

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

    , 2026

PART C Other Information

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to our directors or officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment advisor’s services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment advisor and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment advisor’s services under the Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(2)	Bylaws of the Registrant (Filed as Exhibit (b)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(5)(a)	Form of Stock Certificate of the Registrant (Filed as Exhibit (d) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(5)(b)	Agreement to Furnish Certain Instruments (Filed as Exhibit (f)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(5)(c)	Form of Indenture (Filed as Exhibit (d)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-202531) filed with the Securities and Exchange Commission on April 29, 2016 and incorporated herein by reference).

(5)(d)	Sixth Supplemental Indenture, dated as of March 19, 2025, between Fidus Investment Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (Filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 19, 2025 and incorporated herein by reference).

(5)(e)	Form of Global Note with respect to the 6.750% Notes due 2030 (Filed as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 19, 2025 and incorporated herein by reference).

(5)(f)	Form of Seventh Supplemental Indenture between Fidus Investment Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee**

(5)(g)	Form of Global Note with respect to the 6.625% Notes due 2029 registered hereunder**

(5)(h)	Description of Securities (Filed as Exhibit 4.8 to the Registrant’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 3, 2022 and incorporated herein by reference).

(5)(i)	Registration Rights Agreement, dated as of May 29, 2026, by and among Fidus Investment Corporation and the institutional purchasers party thereto (Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 29, 2026 and incorporated herein by reference).

(6)(a)	Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(6)(b)	First Amendment to Investment Advisory and Management Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit 10.7 to the Registrant’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission on March 6, 2014 and incorporated herein by reference).

(9)	Custody Agreement (Filed as Exhibit (j) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(11)	Opinion of Eversheds Sutherland (US) LLP**

(12)	Opinion and Consent of Eversheds Sutherland (US) LLP supporting tax matters and consequences to Noteholders discussed in the prospectus**

(13)(a)	Administration Agreement between Registrant and Fidus Investment Advisors, LLC (Filed as Exhibit (k)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on April 29, 2011 and incorporated herein by reference).

(13)(b)	Trademark License Agreement between Registrant and Fidus Partners, LLC (Filed as Exhibit (k)(2) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on May 26, 2011 and incorporated herein by reference).

(13)(c)	Form of Indemnification Agreement by and between Registrant and each of its directors (Filed as Exhibit (k)(3) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-172550) filed with the U.S. Securities and Exchange Commission on June 10, 2011 and incorporated herein by reference).

(13)(d)	Dividend Reinvestment Plan (Filed as Exhibit (e) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-182785) filed with the U.S. Securities and Exchange Commission on August 27, 2012 and incorporated herein by reference).

(13)(e)	Form of Indemnification Agreement between Fidus Investment Corporation and each officer and director of Fidus Investment Corporation (Filed as Exhibit 10.1 of the Registrant’s quarterly report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on August 5, 2021).

(13)(f)	Credit and Security Agreement, dated as of October 16, 2025, by and among FIC Funding, LLC, as borrower, and Fidus Investment Corporation, as servicer and equityholder, ING Capital LLC, as administrative agent and as lead arranger, Western Alliance Trust Company, N.A., as custodian, collateral agent, and collateral administrator, and the lenders from time to time parties thereto (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 22, 2025 and incorporated herein by reference).

(13)(g)	Equity Distribution Agreement, dated November 10, 2022, by and among Fidus Investment Corporation, Fidus Investment Advisors, LLC, on the one hand, and Raymond James & Associates, Inc. and B. Riley Securities, Inc. on the other hand (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 10, 2022 and incorporated herein by reference).

(13)(h)	Amendment No. 1, dated August 11, 2023, to Equity Distribution Agreement by and among Fidus Investment Corporation and Fidus Investment Advisors, LLC, on the one hand, and Raymond James & Associates, Inc. and B. Riley Securities, Inc., on the other hand (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2023 and incorporated herein by reference).

(13)(i)	Amendment No. 2, dated February 29, 2024, to Equity Distribution Agreement by and among Fidus Investment Corporation and Fidus Investment Advisors, LLC, on the one hand, and Raymond James & Associates, Inc. and B. Riley Securities, Inc., on the other hand (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 29, 2024 and incorporated herein by reference).

(13)(j)	Amendment No. 3, dated March 2, 2026, to Equity Distribution Agreement by and among Fidus Investment Corporation and Fidus Investment Advisors, LLC, on the one hand, and Raymond James & Associates, Inc. and B. Riley Securities, Inc., on the other hand (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 2, 2026 and incorporated herein by reference).

(14)	Consent of Independent Registered Public Accounting Firm*

(16)	Power of Attorney (see signature page of this Registration Statement)

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association*

(17)(b)	Form of Letter of Transmittal**

(18)	Filing Fees Table*

*	Filed herewith
**	To be filed by amendment

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in Evanston, Illinois, on the 30th day of June, 2026.

FIDUS INVESTMENT CORPORATION

By:	/s/ Edward H. Ross
Name: Edward H. Ross
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on June 30, 2026.

Name	Title

/s/ Edward H. Ross Edward H. Ross	Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas C. Lauer* Thomas C. Lauer	President and Director

/s/ Shelbey E. Sherard* Shelbey E. Sherard	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Raymond L. Anstiss* Raymond L. Anstiss	Director

/s/ Kelly McNamara Corley* Kelly McNamara Corley	Director

/s/ Edward X. Tune* Edward X. Tune	Director